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                       SECURITIES  AND  EXCHANGE  COMMISSION

                                    FORM  8-K

                                 CURRENT  REPORT

         PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE ACT

                                  JULY  3,  2001
                               -------------------
                        (DATE  OF  EARLIEST  EVENT  REPORTED)

                              PROTEQUE  CORPORATION
              -----------------------------------------------------
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                            4020  WESTCHASE  BOULEVARD
                                   SUITE  220  C
                          RALEIGH,  NORTH  CAROLINA  27607
                    ----------------------------------------
                    (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)

                                  919/828-2877
                         ------------------------------
                         (REGISTRANT'S  TELEPHONE  NUMBER)

                         CASSIA  ACQUISITION  CORPORATION
                            FORMER  NAME  OF  REGISTRANT


DELAWARE                   0-31387                   52-2257547
--------------          ------------             -------------------
(STATE  OR  OTHER         (COMMISSION            (I.R.S.  EMPLOYER
JURISDICTION  OF          FILE  NUMBER)          IDENTIFICATION  NO.)
INCORPORATION)


ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     NOT  APPLICABLE.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     NOT  APPLICABLE.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     NOT  APPLICABLE.

ITEM  4.    CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     NOT  APPLICABLE.

ITEM  5.     OTHER  EVENTS

     ON JULY 3, 2001, THE CORPORATION FILED WITH THE STATE OF DELAWARE A CERTIFICATE OF AMENDMENT TO ITS CERTIFICATE OF INCORPORATION CHANGING THE CORPORATE NAME TO PROTEQUE CORPORATION.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     NOT  APPLICABLE.

ITEM  7.     FINANCIAL  STATEMENTS

     NOT  APPLICABLE.

ITEM  8.  CHANGE  IN  FISCAL  YEAR

     NOT  APPLICABLE.


EXHIBITS
                                    SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS CURRENT REPORT ON FORM 8-K TO BE EXECUTED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                         CASSIA  ACQUISITION  CORPORATION


                         BY  /S/  FRED  BRACHMAN
                                  PRESIDENT

DATE:   JULY  31,  2001